UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NEW YORK CITY REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The proxy solicitor to New York City REIT, Inc. (the “Company”) is expected to mail, email, or otherwise disseminate the following materials in connection with the Company’s 2021 annual meeting of stockholders.

PROXY MESSAGE

Hi, this is Mike Weil, CEO of New York City REIT.

Over the next week you will receive materials related to the NYC Annual Meeting of Stockholders being held on May 11th.

I am calling to ask that you take a minute to cast your vote in connection with the annual meeting.

This year you are being asked to vote on the election of one director to serve until the 2024 annual meeting and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Your vote matters and will help NYC to hold the required annual meeting as scheduled in a few weeks.

Our board recommends that you vote in favor of both proposals

You may contact a proxy specialist at 1-888-777-1639 to vote your shares or for assistance with questions about the proxy materials.

I appreciate your investment in NYC and thank you in advance for your participation in this year’s annual meeting.

NYC
NEW YORK CITY REIT

Join your fellow shareholders

PLEASE VOTE TODAY.

Your vote is important!

SAMPLE-EPB

NYC
NEW YORK CITY REIT

Your vote is important!
Please vote your shares today!

The Annual Stockholder Meeting will be held on May 11, 2021. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-888-777-1639.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number.
Please refer to the proxy card for
your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number.
Please refer to the voting instruction card
for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/NYC
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1639 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

200

NYC
NEW YORK CITY REIT

YOUR VOTE IS IMPORTANT!

SAMPLE-EPR

NEW YORK CITY REIT

Our records indicate that you have not yet voted your shares.

The Annual Stockholder Meeting will be held on May 11, 2021. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-888-777-1639.**

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction card for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/NYC
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1639 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

200

NYC
NEW YORK CITY REIT
YOUR VOTE IS IMPORTANT!

SAMPLE-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

Pursuant to the SEC "Notice and Access" proxy rules, companies are permitted to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company's proxy materials and vote online, or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow → XXXX XXXX XXXX XXXX.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the "Before You Vote" section of the Notice.

Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice?

Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com.

How can I vote my shares?

You can vote your shares online, by phone or by mail. The "How to Vote" section of the Notice provides detailed information on each of these options.

For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

ART

NYC
NEW YORK CITY REIT

Your vote matters!

Dear Fellow Stockholder:

We are pleased to inform you that we are preparing for our upcoming Annual Meeting of Stockholders, which will be held on May 11, 2021. We must successfully complete this year's Annual Meeting proxy process in advance of the meeting date in order to not adjourn the Annual Meeting.

Enclosed are the proxy materials, which describe the matters to be acted upon at the Annual Meeting of Stockholders. This year these matters include only the election of one member of the board of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the year ending December 31, 2021.

Please respond to the proxy solicitation by casting your vote for each of the matters described in the proxy materials by calling 1-888-777-1639. Failure to obtain the required votes for all of the proposals will cause the Annual Meeting to be adjourned and rescheduled until all voting requirements are met.

If you have any questions, please feel free to contact the company's investor relations group at 1-866-902-0063 or visit our website at www.newyorkcityreit.com.

Sincerely,

Michael Weil
Chief Executive Officer, President and Secretary

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-888-777-1639

ONLINE

WWW.PROXYVOTE.COM/NYC
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1639 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR